                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.)

Filed by the Registrant [X]
Filed by a party other than the Registrant [_]

Check the appropriate box:

         [_]  Preliminary proxy statement

         [_] Confidential for Use of the Commission Only (as permitted by Rule 4a-6(e)(2))

         [X]  Definitive proxy statement

         [_]  Definitive additional materials

         [_]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                              THE PBSJ CORPORATION
                              --------------------

                (Name of Registrant as Specified in Its Charter)


Payment of filing fee (Check the appropriate box):

         [X]  No fee required.

         [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1)  Title of each class of securities to which transaction applies:

         _______________________________________________________________________

         (2)  Aggregate number of securities to which transaction applies:

         _______________________________________________________________________

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         _______________________________________________________________________

         (4)  Proposed maximum aggregate value of transaction:

         _______________________________________________________________________

         (5)  Total fee paid:  none

         _______________________________________________________________________

         [_]  Fee paid previously with preliminary materials.

         [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)  Amount previously paid:

         _______________________________________________________________________

         (2)  Form, schedule or registration statement no.:

         _______________________________________________________________________

         (3)  Filing party:

         _______________________________________________________________________

         (4)  Date filed:

         _______________________________________________________________________

                              THE PBSJ CORPORATION
                               2001 NW 107 Avenue
                            Miami, Florida 33172-2507

--------------------------------------------------------------------------------

                  NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS

                         to be held on January 31, 2003

--------------------------------------------------------------------------------

To the Shareholders of
The PBSJ Corporation

Notice is hereby given that the Annual Meeting of the Shareholders of The PBSJ Corporation, a Florida corporation (the "Company"), will be held at the Hyatt Regency, San Antonio, Texas, on Friday, January 31, 2003, at 4:00 p.m. for the following purposes:

(1) To elect six (6) persons to the Company's Board of Directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

(2) To vote on a proposal to modify the Company's by-laws to restrict stock ownership to full-time employees only unless exceptions are made through a formal written agreement by the Board of Directors.

(3) To vote on a proposal to approve the reappointment of the independent public accounting firm of PricewaterhouseCoopers as the independent auditors of the Company for the 2003 fiscal year.

(4) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on December 3, 2002 as the record date for the determination of shareholders entitled to notice of the meeting and any adjournment thereof. Only shareholders of record who are still employees of the Company or its subsidiaries on January 1, 2003 will be entitled to vote at the meeting.

By order of the Board of Directors.

/s/ Richard A. Wickett
Richard A. Wickett
Chairman of the Board

January 6, 2003

YOU ARE URGED TO COMPLETE THE PROXY VIA THE ELECTRONIC FORMAT.

                              THE PBSJ CORPORATION
                           P R O X Y  S T A T E M E N T

                         ANNUAL MEETING OF SHAREHOLDERS
                                January 31, 2003

                                     GENERAL

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of The PBSJ Corporation, a Florida corporation (the "Company"), of proxies to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 4:00 p.m., Central Standard Time, on Friday, January 31, 2003, at the Hyatt Regency, San Antonio, Texas, 78205.

     The expense of soliciting proxies will be borne by the Company. Proxies will be solicited principally by the Company's Intranet, but directors, officers and regular employees of the Company may solicit proxies personally, by mail, by telephone or by facsimile transmission.

     The Company's major direct and indirect subsidiaries are Post, Buckley, Schuh & Jernigan, Inc. of Florida ("PBS&J"); PBS&J Construction Services, Inc.; Seminole Development Corporation; and Post, Buckley International, Inc.

     The Company's corporate office is located at 2001 N.W. 107 Avenue, Miami, Florida 33172-2507. The telephone number of the Company is (305) 592-7275.

     The approximate date of mailing of this Proxy Statement is January 6, 2003.

                             REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company the attached revocable proxy or by attending the meeting of stockholders and voting in person.

                  VOTING RIGHTS - OUTSTANDING SHARES - PROXIES

     Only shareholders of record on the books of the Company at the close of business on December 3, 2002 (Record Date) will be entitled to notice of and to vote at the Annual Meeting if still employed by the Company or its subsidiaries on January 1, 2003. As of December 3, 2002, the record date for determination of the shareholders of the Company entitled to notice of, and to vote at, the Annual Meeting, there were 8,146,974 shares of the Company's Common Stock, par value $.00067 per share, issued and outstanding. The Company has no shares of Common Stock in treasury. The quorum necessary to conduct business at the Annual meeting consists of a majority of the outstanding shares of Common Stock, represented in person or by proxy. Each share of Common Stock owned individually in the name of the employee entitles the holder thereof to one vote on all matters brought before the Annual Meeting. Each share of common stock owned through The PBSJ Employee Profit Sharing and Stock Ownership Plan and Trust (the
Plan) for the benefit of the employee entitles the employee to direct the Trustees of the Plan to vote on all matters brought before the Annual Meeting, in accordance with the employees' instructions.

When proxies are returned to the Company properly signed and dated, the shares represented thereby will be voted in accordance with the directions given therein. Shareholders are urged to specify their choice by marking the appropriate box on the enclosed proxy. If no choice is specified, the shares will be voted for the proposals set forth on the proxy. A shareholder who submits a proxy may revoke it at any time before it has been voted at the Annual Meeting by filing with the Secretary of the Company an instrument revoking the proxy or a duly executed proxy bearing a later date. Although a shareholder may have submitted a proxy, such shareholder may nevertheless attend the Annual Meeting, revoke the proxy and vote in person.

                          VOTING SECURITY OWNERSHIP OF
             CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF THE COMPANY

     The following table sets forth certain information as of November 30, 2002, relating to (i) the ownership shares of Common Stock by all proposed executive officers of the Company and each person who has been nominated for election as Director and (ii) the aggregate number of shares of Common Stock owned beneficially by all proposed executive officers and all persons nominated for election as directors of the Company as a group:

                                         Shares of Common Stock       Percent
     Shareholder                         Beneficially Owned (1)      Of Class
     -----------                         ----------------------      --------

     PBSJ Employee Profit Sharing
       and Stock Ownership Plan
       and Trust                               4,142,228               48.90
     H. Michael Dye                              100,000                1.23
     Todd J. Kenner                              103,344                1.27
     Robert J. Paulsen                           134,083                1.65
     John S. Shearer                             180,920                2.22
     Richard A. Wickett                          291,930                3.58
     John B. Zumwalt                             208,453                2.56
     All directors and executive
       officers as a group (6 persons)         1,320,197                16.2
_______________

   (1)  Includes 7,830, 20,880, 16,050, 147,005, and 86,655 shares owned via self-direction from their accounts in The PBSJ Employee Profit Sharing and Stock Ownership Plan and Trust for Messrs. Kenner, Paulsen, Shearer, Wickett and Zumwalt, respectively.

PROPOSAL 1 - ELECTION OF DIRECTORS

     The Board of Directors has nominated the following six (6) persons for election as Directors of the Company, with each Director to hold office until the next annual meeting of shareholders of the Company or until his successor is duly elected and qualified.

     Name                           Proposed Positions                   Age
     ----                           ------------------                   ---

     H. Michael Dye                 Director                             61
     Todd J. Kenner                 Director                             41
     Robert J. Paulsen              Director                             50
     John S. Shearer                Director                             51
     Richard A. Wickett             Director                             61
     John B. Zumwalt                Director                             51

     All of the foregoing are currently serving as directors of the Company. Directors and officers are elected annually and hold office until their successors are elected and qualified.

     H. Michael Dye joined The PBSJ Corporation in 1976. He has been a Director of the Company since 1985. He currently serves as a Vice President and Director of the Company.

     Todd J. Kenner, P.E., joined The PBSJ Corporation in 1989. He has been a Director and Vice President of the Company since 2001 and is currently Executive Vice President of PBS&J.

     Robert J. Paulsen, P.E., joined The PBSJ Corporation in 1986. He has been a Director of the Company since 2000. He is currently Chief Operating Officer, Executive Vice President and Secretary of the Company and Chief Operating Officer and Senior Executive Vice President of PBS&J.

     John S. Shearer, P.E., rejoined The PBSJ Corporation in 1991. He has been a Director and Vice President of the Company since 2001 and is currently Executive Vice President of PBS&J.

     Richard A. Wickett, C.P.A., joined The PBSJ Corporation in 1973. He has been a Director of the Company since 1995. He is currently Chairman of the Board, Chief Financial Officer and Treasurer of the Company and Chairman and Chief Financial Officer of PBS&J.

     John B. Zumwalt, P.E., joined The PBSJ Corporation in 1973. He has been a Director of the Company since 1995. He is currently Vice Chairman of the Board, President and Chief Executive Officer of the Company and PBS&J.

Meetings of the Board

        The Boards of Directors of the Company and PBS&J meet both on a regularly scheduled basis and on a specially scheduled basis. During the fiscal year ended September 30, 2002, the Board of Directors of the Company met on three occasions, and the Board of Directors of PBS&J met on six occasions.

        No incumbent director attended fewer than 75% of the aggregate number of meetings of the Board of Directors that he was eligible to attend.

Compensation of Directors and Executive Officers

        We do have a compensation advisory committee. All of the members of our board of directors participated in deliberations concerning executive officer compensation. Because all of our directors are also executive officers, no additional compensation is paid to any director for any services performed by him in his capacity as director. We reimburse our directors for any expenses incurred by them in connection with their duties as directors.

        During fiscal year 2002, the Company's executive compensation program was comprised of the following key components:

        Base Salary - The Company sets the base salaries of its executives at the levels of comparably sized companies engaged in similar industries.

        Annual Incentive Awards - The Company awards incentive bonuses based on the Company's performance as a component of overall compensation.

        Compensation of CEO - CEO compensation is comprised of the same components as the other executive officers' compensation.

        The following table sets forth compensation information with respect to our Chief Executive Officer and our four most highly compensated executive officers whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. In this document, we refer to these executive officers as the "Named Officers."

                                                  Summary Compensation Table /(1)/

                                     Annual Compensation                       Long-Term
                                                                               Compensation
                                   -----------------------                  -------------------

Name and Principal Position  Year    Salary($)   Bonus($)    Other Annual      Restricted Stock    All Other
                                                             Compensation($)   Award(s)($)/(2)/    Compensation ($)
--------------------------------------------------------------------------------------------------------------------
Richard A. Wickett,          2002    $ 241,250   $  160,000  **                --                  --
Chairman, Chief Financial    2001      206,250      139,500  **                --                  --
Officer and Treasurer        2000      172,000      101,500  **                --                  --

John B. Zumwalt,             2002    $ 243,750   $  160,000  **                $ 42,600            --
Vice Chairman, President     2001      216,250      142,000  **                  32,160            --
and Chief Executive Officer  2000      182,000      100,000  **                  23,460            --

Robert J. Paulsen            2002    $ 212,500   $  160,000  **                --                  --
Chief Operating Officer,     2001      183,750      128,500  **                --                  --
Executive V.P. and           2000      160,750       92,000  **                --                  --
Secretary

John S. Shearer,             2002    $ 183,750   $  120,000  **                $106,500            --
Vice President               2001      163,000      102,000  **                  75,040            --
                             2000      155,250       80,100  **                  58,650            --


Todd J. Kenner,              2002    $ 176,250   $  105,000  **                --                  --
Vice President               2001      161,250       88,500  **                --                  --
                             2000      147,500       73,000  **                $134,000            --

_____________________

** Value of perquisites and other personal benefits paid does not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for the executive officer, and therefore, is not required to be disclosed pursuant to Securities and Exchange Commission rules.

/(1)/    Certain columns have been omitted because they do not apply.

/(2)/ The aggregate number of shares of restricted stock held by the Named Officers is 141,210 valued at $2,005,182 based on the value of our stock as of September 30, 2002 as determined by an independent appraisal. Although we do not intend to declare or pay any dividends in the foreseeable future and are limited in this respect by the terms of our credit agreement, if we did declare or pay any dividends, any Named Officer holding restricted stock would be entitled to receive dividends on their restricted stock.

                                PERFORMANCE GRAPH

      The following graph shows a comparison of the cumulative total shareholder return for PBSJ's common stock, the S&P 500 Index and a weighted peer group index over the last five fiscal years. The peer group index consists of other engineering firms used in PBSJ's independent stock valuation. The graph shows the growth of a $100 investment in PBSJ's common stock, the S&P 500 Index and the Peer Group Index on September 30, 1998. The comparable stock price of the Company's common stock on September 30, 1998 was $6.82.

                                     [GRAPH]

                                     1998       1999     2000    2001    2002

             PBSJ                    100        115      157     208     261
             S&P 500 Index           100        126      141     102      80
             Peer Group Index        100        100      140     175     152

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     None

PROPOSAL 2 - PROPOSAL TO MODIFY THE COMPANY'S BY-LAWS TO RESTRICT STOCK OWNERSHIP TO FULL-TIME EMPLOYEES ONLY UNLESS EXCEPTIONS ARE MADE THROUGH A FORMAL WRITTEN AGREEMENT APPROVED BY THE BOARD OF DIRECTORS.

      The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting is required to approve this proposal.

PROPOSAL 3 - PROPOSAL TO APPROVE THE REAPPOINTMENT OF PRICEWATERHOUSECOOPERS AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE 2003 FISCAL YEAR


      The Board of Directors of the Company has approved PricewaterhouseCoopers LLP, independent certified public accountants, as independent auditors of the Company for the 2003 fiscal year, and has further directed that the selection of auditors be submitted for approval and ratification by the shareholders at the Annual Meeting. PricewaterhouseCoopers LLP has served as the Company's auditors for over twenty-three years. Representatives of PricewaterhouseCoopers LLP will not be present at the Annual Meeting.

      The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting is required to approve this proposal.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         To the best of the Company's knowledge, based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended September 30, 2002, all Section 16(a) filing requirements applicable to the Company's officers, directors and holders of more than ten percent of the Company's Common Stock were complied with.

                  DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

         Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's Year 2004 Annual Meeting of Stockholders must be received by the Company in writing no later than September 30, 2003, in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                                  OTHER MATTERS

         The Board of Directors is not aware of any other matters to be addressed at the Annual Meeting. However, if additional matters properly come before the Annual Meeting, then the proxy-holders will vote the shares they represent in such manner as the Board of Directors may recommend.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        By: /s/ Richard A. Wickett
                                            Richard A. Wickett
                                            Chairman and Chief Financial Officer

Dated: January 6, 2003

                                   PROXY CARD
                              THE PBSJ CORPORATION
                       __________________________________

                           PROXY FOR ANNUAL MEETING OF
                           SHAREHOLDERS TO BE HELD ON
                                JANUARY 31, 2003
                       __________________________________

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                   BOARD OF DIRECTORS OF THE PBSJ CORPORATION

     The undersigned hereby appoints Richard A. Wickett and John B. Zumwalt, III, each of them severally, the true and lawful attorneys, agents and proxies of the undersigned, each with full power to appoint his substitute, for and in the name of the undersigned to act for the undersigned and to vote all of the shares of the voting stock, par value $.00067 per share, of THE PBSJ CORPORATION, a Florida corporation (the "COMPANY"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the COMPANY to be held on Friday, January 31, 2003, at 4:00 P.M., Central Standard Time, and at any adjournment or adjournments thereof, as designated below.

1.   ELECTION OF DIRECTORS.

     [_]  FOR ALL NOMINEES LISTED BELOW          [_]  WITHHOLD AUTHORITY
          (except as marked to the contrary)          to vote for all nominees
                                                      listed below

                H. Michael Dye    Robert J. Paulsen          John S. Shearer
                Todd J. Kenner    John B. Zumwalt, III       Richard A. Wickett

Instruction:  To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above.

2. PROPOSAL TO MODIFY THE COMPANY'S BY-LAWS TO RESTRICT STOCK OWNERSHIP TO FULL-TIME EMPLOYEES ONLY UNLESS EXCEPTIONS ARE MADE THROUGH A FORMAL WRITTEN AGREEMENT APPROVED BY THE BOARD OF DIRECTORS.

     [_] FOR                           [_]   AGAINST


3. PROPOSAL TO APPROVE REAPPOINTMENT OF PRICEWATERHOUSECOOPERS AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE 2003 FISCAL YEAR.

     [_] FOR                           [_]   AGAINST


4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


     This Proxy, when properly executed, will be voted in the manner directed hereby by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS.

     The undersigned hereby acknowledges receipt of the accompanying Information Statement and Notice of 2003 Annual Meeting of Shareholders of The PBSJ Corporation.

     PLEASE MARK, COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.


Dated:___________________, 200___.  ______________________________________
                                    Name of Shareholder

                                    ______________________________________
                                    Signature (Please sign exactly as name
                                    appears hereon.)

                                   PROXY CARD
                              THE PBSJ CORPORATION

                       __________________________________
                              FOR ANNUAL MEETING OF
                           SHAREHOLDERS TO BE HELD ON
                                JANUARY 31, 2003

                       __________________________________
                        THIS PROXY STATEMENT IS SOLICITED
                          ON BEHALF OF THE TRUSTEES OF
                        THE PBSJ EMPLOYEE PROFIT SHARING
                       AND STOCK OWNERSHIP PLAN AND TRUST

                  The undersigned participant in The PBSJ Employee Profit Sharing and Stock Ownership Plan and Trust (the "Plan") hereby indicates their vote to the Trustees of the Plan to vote all of the shares of Common Stock, par value $.00067 per share, of THE PBSJ CORPORATION, a Florida corporation (the "COMPANY"), in his/her participant account in the Plan held as of record by the Trustees on December 3, 2002, at the Annual Meeting of Shareholders of the Company to be held on January 31, 2003, at 4:00 P.M., Central Standard time, and any adjournment or adjournments thereof, as designated below:

1.   ELECTION OF DIRECTORS.

     [_] FOR ALL NOMINEES LISTED BELOW             [_]  WITHHOLD AUTHORITY
         (except as marked to the contrary)             to vote for all nominees
                                                        listed below

             H. Michael Dye        Robert J. Paulsen          John S. Shearer
             Todd J. Kenner        John B. Zumwalt, III       Richard A. Wickett


Instruction:   To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above.


2. PROPOSAL TO MODIFY THE COMPANY'S BY-LAWS TO RESTRICT STOCK OWNERSHIP TO FULL-TIME EMPLOYEES ONLY, APART FROM EXCEPTIONS MADE FOR PART-TIME-REGULAR EMPLOYEES WHO HAVE BEEN APPROVED, THROUGH FORMAL WRITTEN AGREEMENT, BY THE BOARD OF DIRECTORS. THIS EXCLUDES OWNERSHIP THROUGH THE PBSJ EMPLOYEE PROFIT SHARING AND STOCK OWNERSHIP PLAN AND TRUST.

     [_]  FOR                          [_]    AGAINST


3. PROPOSAL TO APPROVE REAPPOINTMENT OF PRICEWATERHOUSECOOPERS AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE 2003 FISCAL YEAR.

     [_]  FOR                          [_]    AGAINST

4. IN THEIR DISCRETION, THE TRUSTEES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


     This Proxy, when properly executed, will be used by the Trustees of the Plan to vote in the manner directed herein. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS.

     The undersigned hereby acknowledges receipt of the accompanying Information Statement and Notice of 2003 Annual Meeting of Shareholders of The PBSJ Corporation.

     PLEASE MARK, COMPLETE, SIGN, DATE AND RETURN THIS STATEMENT PROMPTLY.


Dated:______________________________, 200__.     _______________________________
                                                 Name of Plan Participant

                                                 _______________________________
                                                 Signature (Please sign exactly
                                                 as name appears hereon.)